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                                                                    Exhibit 10.4

                                PARENT AGREEMENT
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         THIS PARENT AGREEMENT ("Agreement") dated as of November 1, 2001 is executed and delivered by ARCHSTONE-SMITH TRUST, a Maryland real estate investment trust ("Parent"), in favor of (a) THE CHASE MANHATTAN BANK, in its capacity as Agent (the "Agent") for the Lenders under that certain Credit Agreement dated as of December 20, 2000 by and among ARCHSTONE COMMUNITIES TRUST, now known as ARCHSTONE-SMITH OPERATING TRUST (the "Borrower"), the financial institutions party thereto and their assignees in accordance therewith (the "Lenders"), and the Agent (as the same has been amended by an amendment dated September 21, 2001 and an amendment dated of even date herewith, and as the same may be further amended, restated, supplemented or otherwise modified from time to time in accordance with its terms, the "Credit Agreement") and (b) the Lenders.

         WHEREAS, pursuant to the Credit Agreement, the Lenders have made available to the Borrower certain financial accommodations on the terms and conditions set forth in the Credit Agreement;

         WHEREAS, the Borrower is a Subsidiary of the Parent; and

         WHEREAS, the Borrower and the Parent have determined it to be in their mutual best interests to obtain financing for the Borrower from the Agent and the Lenders through their collective efforts.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parent, the Parent agrees as follows:

         Section 1. Receipt, Certificate. The Parent acknowledges that it has
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received a copy of the Credit Agreement. The capitalized terms used in this
Agreement and not otherwise defined herein shall have the respective meanings ascribed to them in the Credit Agreement. The Parent agrees to provide the Officer's Certificate referenced in Section 6 of the Agreement and First Amendment to Credit Agreement dated as of September 21, 2001.

         Section 2. Legal Requirements. The Parent will comply with all Legal
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Requirements to maintain, and will at all times elect, qualify as and maintain, its status as a real estate investment trust under Section 856(c)(1) of the Code.

         Section 3. Legal Compliance. The Parent will (a) maintain at least one
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class of common shares of the Parent having trading privileges on the New York
Stock Exchange or the American Stock Exchange, or which is listed on The NASDAQ Stock Market's National Market; (b) own, directly or indirectly, at least fifty-one percent (51%) of (i) the shares of beneficial interest of the Borrower, and (ii) the Class A-2 Common Units of the Borrower and any other class of security

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issued by the Borrower with the power to elect the Trustees of the Borrower; (c)
maintain management and control of the Borrower; and (d) not sell, transfer or convey any of the shares of beneficial interest of the Borrower owned by the Parent, except (i) in payment of the purchase price of Property (including mergers with and acquisitions of Persons) acquired by the Borrower. (ii) upon conversion or redemption of securities of the Borrower in accordance with their terms or (iii) upon any repurchase by the Borrower of the Borrower's securities from the Parent in connection with a repurchase by the Parent of the Parent's securities.

         Section 4. Negative Covenants. The Parent will not (a) have any
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Subsidiary that is a "qualified REIT subsidiary" under Section 856 of the Code other than the QRS Entities; (b) own any Property other than the ownership interests of the Borrower, and the Parent's ownership interests as of the date of the Merger in the QRS Entities; (c) give or allow any Lien on any of its Property including the ownership interests of the Borrower; and (d) create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, contingently or otherwise, or become or remain liable with respect to (i) any Indebtedness if the aggregate of such Indebtedness and the Indebtedness of the Borrower would violate Sections 5.3(a), (b), (c) or (e) if
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such aggregate Indebtedness is treated as the Borrower's Indebtedness, and (ii)
any Indebtedness of a Person other than the Parent.

         Section 5. Conduct of Business. The Parent will hold all of its assets
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and conduct all of its operations through the Borrower, the QRS Entities that are in existence on the date hereof and one or more of the Borrower's Subsidiaries.

         Section 6.  Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND
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CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

         Section 7.  JURISDICTION, VENUE.
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         (a) THE FEDERAL DISTRICT COURT OF THE SOUTHERN DISTRICT OF TEXAS,
HOUSTON DIVISION, OR, AT THE OPTION OF THE AGENT, ANY STATE COURT LOCATED IN HARRIS COUNTY, TEXAS SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN OR AMONG THE PARENT, THE AGENT OR ANY OF THE LENDERS, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT OR TO ANY MATTER ARISING HEREFROM OR THEREFROM. THE PARENT EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE AGENT OR ANY LENDER OR THE ENFORCEMENT BY THE AGENT OR ANY LENDER IN ANY OTHER APPROPRIATE JURISDICTION. FURTHER, THE PARENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH

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IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING
BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         (b) THE FOREGOING WAIVERS HAVE BEEN MADE WITH THE ADVICE OF COUNSEL AND WITH A FULL UNDERSTANDING OF THE LEGAL CONSEQUENCES THEREOF, AND SHALL SURVIVE THE PAYMENT OF THE OBLIGATIONS AND THE TERMINATION OF THIS AGREEMENT.

         Section 8.   Waiver of Remedies. No delay or failure on the part of the
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Agent or the Lenders in the exercise of any right or remedy it may have against the Parent hereunder or otherwise shall operate as a waiver thereof, and no single or partial exercise by the Agent or the Lenders of any such right or remedy shall preclude other or further exercise thereof or the exercise of any other such right or remedy.

         Section 9.   Successors and Assigns. Each reference herein to the Agent
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or the Lenders shall be deemed to include such Person's respective successors and assigns (including, but not limited to, any holder of the Obligations) in whose favor the provisions of this Agreement also shall inure, and each reference herein to the Parent shall be deemed to include the Parent's successors and assigns, upon whom this Agreement also shall be binding. The Lenders and the Agent may, in accordance with the applicable provisions of the Credit Agreement, assign, transfer or sell any Obligation, or grant or sell participation in any Obligations, to any Person or entity without the consent of, or notice to, the Parent and without releasing, discharging or modifying the Parent's obligations hereunder. The Parent may not assign or transfer its obligations hereunder to any Person.

         Section 10.  Amendments.  This Agreement may not be amended except as
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provided in the Credit Agreement.

         Section 11.  Notices.   All notices, requests and other communications
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hereunder shall be in writing and shall be given as provided in the Credit
Agreement. The Parent's address for notice is set forth below its signature hereto.

         Section 12. Severability. In case any provision of this Agreement shall
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be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 13.  Headings.  Section headings used in this Agreement are for
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convenience only and shall not affect the construction of this Agreement.

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         IN WITNESS WHEREOF, the Parent has duly executed and delivered this
Agreement as of the date and year first written above.

                                   ARCHSTONE-SMITH TRUST



                                   By: /s/ Jack R. Callison, Jr.
                                      ------------------------------------------
                                   Name:  Jack R. Callison, Jr.
                                        ----------------------------------------
                                   Title:  Vice President
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                                   Address for Notices:

                                   Archstone-Smith Trust
                                   7670 S. Chester Street, Suite 100
                                   Englewood, Colorado 80112
                                   Attention:  Charles E. Mueller, Jr.

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